UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2020 (April 20, 2020)

V. F. Corporation

(Exact name of registrant as specified in charter)

Pennsylvania	1-5256	23-1180120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8505 E. Orchard Road

Greenwood Village, Colorado 80111

(Address of principal executive offices)

(720) 778-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, without par value, stated capital $.25 per share	VFC	New York Stock Exchange
0.625% Senior Notes due 2023	VFC23	New York Stock Exchange
0.250% Senior Notes due 2028	VFC28	New York Stock Exchange
0.625% Senior Notes due 2032	VFC32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 20, 2020 (the “Amendment Effective Date”), V.F. Corporation (the “Company” or “VF”) entered into Amendment No. 1 to its $2.25 billion senior unsecured revolving credit facility that expires December 2023 (the “Amendment”). The Amendment provides for (i) an increase in VF’s consolidated indebtedness to consolidated capitalization ratio financial covenant to 0.70 to 1.00 (from 0.60 to 1.00) from the Amendment Effective Date through the last day of the fiscal quarter ending March 31, 2022, (ii) calculation of consolidated indebtedness (and, thereby consolidated capitalization) net of unrestricted cash of VF and its subsidiaries and (iii) testing of such financial covenant solely as of the last day of each fiscal quarter during such period. In addition, the Amendment requires VF and its subsidiaries to maintain minimum liquidity in the form of unrestricted cash and unused financing commitments of not less than $750,000,000 at all times during such period.

The foregoing description of the terms of the Amendment is not a complete description thereof and is qualified in its entirety by the full text of such agreement which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition

On April 21, 2020, the Company issued a press release announcing certain preliminary unaudited selected financial data for the fiscal year ended March 28, 2020, included in Exhibit 99.1 to this Current Report and incorporated by reference in this Item 2.02.

The preliminary financial data incorporated by reference in this Item 2.02 has been prepared by, and is the responsibility of, the Company’s management. PricewaterhouseCoopers LLP has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The Company has not yet completed its financial and operating closing procedures as of and for the year ended March 28, 2020, including but not limited to, the Company’s assessment of its hedged forecasted transactions and finalization of goodwill and intangible asset impairment testing. Additionally, the preliminary financial data incorporated by reference in this Item 2.02 has not been subject to audit, review or other procedures by the Company’s independent registered public accounting firm. As a result, actual results may differ materially from the preliminary results shown above and will not be publicly available until the Company reports its fourth quarter and full year Fiscal 2020 results in May 2020.

Item 8.01	Other Events

Notes Offering

On April 21, 2020 the Company announced its intent to offer senior notes (the “Notes”) in an offering registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a registration statement on Form S-3 (File No. 333-223299) previously filed with the Securities and Exchange Commission under the Act.

The Company intends to use the net proceeds from the offering of the Notes to repay the borrowings under its current senior unsecured revolving credit facility. The company intends to use any remaining net proceeds for general corporate purposes.

A copy of the press release announcing the offering of the Notes is filed herewith as Exhibit 99.2 and incorporated by reference in this 8.01.

In connection with the offering of the Notes the Company is disclosing in a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) the following information relating to the COVID-19 pandemic:

Impact of COVID-19

As the global spread of COVID-19 continues, we remain first and foremost focused on a people-first approach that prioritizes the health and well-being of our employees and consumers around the world. To help mitigate the spread of COVID-19, we have modified our business practices, including in response to legislation, executive orders and guidance from government entities and healthcare authorities (collectively, “COVID-19 Directives”). These directives include the temporary closing of businesses, travel bans and restrictions, social distancing and quarantines.

As a result of COVID-19 Directives, retail stores in Asia-Pacific, Europe and the Americas, whether operated by VF or our customers, were or are now closed. In recent weeks, as government regulations allow and in alignment with our practice of protecting associates and consumers, most retail stores have been reopened in Asia-Pacific. While retail store traffic continues to improve weekly since reopening, it remains down significantly compared to the same periods in the prior year.

Consistent with VF’s long-term strategy, the company’s digital platform remains a high priority through which its brands stay connected with consumer communities while providing experiential content and service. In accordance with local government guidelines and in consultation with the guidance of global health professionals, VF has implemented measures designed to ensure the health, safety and well-being of associates employed in its distribution and fulfillment centers around the world. Many of these facilities remain operational and support digital consumer engagement with its brands and to service retail partners as needed.

At this time, many of our facilities continue to manufacture and distribute products globally, albeit in a reduced capacity in light of the challenging environment. COVID-19 has also impacted some of our suppliers, including third-party manufacturers, logistics providers and other vendors. We are actively monitoring our supply chain and implementing mitigation plans.

Risk Factor Updates

In addition, in response to the COVID-19 outbreak, the Company is also filing this Current Report on Form 8-K for the purposes of supplementing the risk factors disclosed in Part I, Item 1A, “Risk Factors,” of its Annual Report on Form 10-K for the fiscal year ended March 30, 2019. Accordingly, the Company’s risk factor disclosure is hereby updated as follows, which is also disclosed in the Preliminary Prospectus Supplement.

Widespread outbreak of an illness or any other public health crisis, including the recent coronavirus (COVID-19) global pandemic, could and has materially and adversely affected our business, financial condition and results of operations.

Our business has been, and will continue to be, impacted by the effects of the COVID-19 global pandemic in countries where we operate or our suppliers, third-party service providers, consumers or customers are located. These effects include recommendations or mandates from governmental authorities to close businesses, limit travel, avoid large gatherings or to self-quarantine, as well as temporary closures and decreased operations of the facilities of our suppliers, service providers and customers. The impacts on us have included, and in the future could include, but are not limited to:

•	significant reductions in demand and significant volatility in demand for our products by consumers and customers resulting in reduced orders, order cancellations, lower revenues, higher discounts, increased inventories, decreased value of inventories, and lower gross margins, which may be caused by, among other things: the inability of consumers to purchase our products due to illness, quarantine or other restrictions or out of fear of exposure to COVID-19, store closures of our owned stores as well as stores of our customers or reduced store hours across the Americas, Europe and Asia Pacific, significant declines in consumer retail store traffic to stores that have reopened, or financial hardship and unemployment, shifts in demand away from consumer discretionary products, and reduced options for marketing and promotion of products or other restrictions in connection with the COVID-19 pandemic;

•	significant uncertainty and turmoil in global economic and financial market conditions causing, among other things: decreased consumer confidence and decreased consumer spending, now and in the mid and long term, inability to access financing in the credit and capital markets (including the commercial paper market) at reasonable rates (or at all) in the event we, our customers or suppliers find it desirable to do so, increased exposure to fluctuations in foreign currency exchange rates relative to the U.S. Dollar, and volatility in the availability and prices for commodities and raw materials we use for our products and in our supply chain;

•	inability to meet our consumers’ and customers’ needs for inventory production and fulfillment due to disruptions in our supply chain and increased costs associated with mitigating the effects of the pandemic caused by, among other things: reduction or loss of workforce due to illness, quarantine or other restrictions or facility closures, scarcity of and/or increased prices for raw materials, scrutiny or embargoing of goods produced in infected areas, and increased freight and logistics costs, expenses and times;

•	failure of third parties on which we rely, including our suppliers, customers, distributors, service providers, and commercial banks, to meet their obligations to us or to timely meet those obligations, or significant disruptions in their ability to do so, which may be caused by their own financial or operational difficulties, including business failure or insolvency and collectability of existing receivables; and

•	significant changes in the conditions in markets in which we do business, including quarantines, governmental or regulatory actions, closures or other restrictions that limit or close our operating and manufacturing facilities and restrict our employees’ ability to perform necessary business functions, including operations necessary for the design, development, production, distribution, sale, marketing and support of our products.

Any of these impacts could place limitations on our ability to execute on our business plan and materially and adversely affect our business, financial condition and results of operations. We continue to monitor the situation and may adjust our current policies and procedures as more information and guidance become available regarding the evolving situation. The impact of COVID-19 may also exacerbate other risks discussed in Item 1A. Risk Factors in our Annual Report on Form 10-K, any of which could have a material effect on us. This situation is changing rapidly and additional impacts may arise that we are not aware of currently.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting VF and therefore involve several risks and uncertainties. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “estimate,” “expect,” “should,” and “may” and other words and terms of similar meaning or use of future dates. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of VF to differ materially from those expressed or implied by forward-looking statements in this Form 8-K include, but are not limited to: risks arising from the widespread outbreak of an illness or any other communicable disease, or any other public health crisis, including the coronavirus (COVID-19) global pandemic; risks associated with the spin-off of our Jeanswear business completed on May 22, 2019, including the risk that VF will not realize all of the expected benefits of the spin-off; the risk that the spin-off will not be tax-free for U.S. federal income tax purposes; and the risk that there will be a loss of synergies from separating the businesses that could negatively impact the balance sheet, profit margins or earnings of VF. There are also risks associated with the relocation of our global headquarters and a number of brands to the metro Denver area, including the risk of significant disruption to our operations, the temporary diversion of management resources and loss of key employees who have substantial experience and expertise in our business, the risk that we may encounter difficulties retaining employees who elect to transfer and attracting new talent in the Denver area to replace our employees who are unwilling to relocate, the risk that the relocation may involve significant additional costs to us and that the expected benefits of the move may not be fully realized. Other risks include foreign currency fluctuations; the level of consumer demand for apparel, footwear and accessories; disruption to VF’s distribution system; the financial strength of VF’s customers; fluctuations in the price, availability and quality of raw materials and contracted products; disruption and volatility in the global capital and credit markets; VF’s response to changing fashion trends, evolving consumer preferences and changing patterns of consumer behavior; intense competition from online retailers; manufacturing and product innovation; increasing pressure on margins; VF’s ability to implement its business strategy; VF’s ability to grow its international and direct-to-consumer businesses; VF’s and its vendors’ ability to maintain the strength and security of information technology systems; the risk that VF’s facilities and systems and those of our third-party service providers may be vulnerable to and unable to anticipate or detect data security breaches and data or financial loss; VF’s ability to properly collect, use, manage and secure consumer and employee data; stability of VF’s manufacturing facilities and foreign suppliers; continued use by VF’s suppliers of ethical business practices; VF’s ability to accurately forecast demand for products; continuity of members of VF’s management; VF’s ability to protect trademarks and other intellectual property rights; possible goodwill and other asset impairment; maintenance by VF’s licensees and distributors of the value of VF’s brands; VF’s ability to execute and integrate acquisitions; changes in tax laws and liabilities; legal, regulatory, political and economic risks; the risk of economic uncertainty associated with the exit of the United Kingdom from the European Union (“Brexit”) or any other similar referendums that may be held; and adverse or unexpected weather conditions. More information on potential factors that could affect VF’s financial results is included from time to time in VF’s public reports filed with the SEC, including VF’s Annual Report on Form 10-K, and Quarterly Reports on Form 10-Q, and Forms 8-K filed or furnished with the SEC.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1

Amendment No. 1 to Five-Year Revolving Credit Agreement, dated as of April 20, 2020, by and among V.F. Corporation, JP Morgan Chase Bank, N.A., as the Administrative Agent, the Lenders party thereto and the other parties thereto

99.1	Press Release dated April 21, 2020 Relating to Preliminary Unaudited Selected Financial Data for the Fiscal Year Ended March 28, 2020

99.2	Press Release dated April 21, 2020 Relating to Offering of the Notes

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION

Date: April 21, 2020	By:	/s/ Laura C. Meagher
	Name:	Laura C. Meagher
	Title:	Executive Vice President, General Counsel & Secretary